UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 17, 2008

Wolverine World Wide, Inc.
(Exact Name of Registrant as
Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-06024 (Commission File Number)	38-1185150 (IRS Employer Identification No.)

9341 Courtland Drive Rockford, Michigan (Address of Principal Executive Offices)	49351 (Zip Code)

Registrant's telephone number, including area code:  (616) 866-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

          On April 17, 2008, the Board of Directors of Wolverine World Wide, Inc. (the "Company") appointed Joseph R. Gromek to the Company's Board of Directors. The Company expects that Mr. Gromek will be appointed to serve on the Compensation Committee of the Company's Board of Directors. Mr. Gromek will receive standard director compensation.

          A copy of the press release regarding the announcement of Mr. Gromek's appointment to the Company's Board of Directors is attached as Exhibit 99.1 to this current report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

          99.1          Press Release dated April 17, 2008. This Exhibit shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	April 17, 2008	WOLVERINE WORLD WIDE, INC. (Registrant)

/s/ Kenneth A. Grady
Kenneth A. Grady General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Document

99.1

Wolverine World Wide, Inc. Press Release dated April 17, 2008. This Exhibit shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.